Exhibit 99.1

Northern Oil and Gas, Inc. Provides Operations Update and
Increases Drilling and Production Guidance

WAYZATA, MINNESOTA — March 28, 2011 — Northern Oil and Gas, Inc. (NYSE/AMEX: NOG) ("Northern Oil") today provided an operations update related to acreage and drilling activity in the Williston Basin Bakken and Three Forks play.

2011 ACREAGE ACQUISITIONS

During the first quarter of 2011 through March 28, 2011, Northern Oil has acquired leasehold interests of approximately 11,100 net mineral acres for an average of $1,540 per net acre in its core Bakken and Three Forks prospect areas of North Dakota and Montana. All acreage acquisitions year-to-date were consistent with Northern Oil’s strategic non-operated business model.

Northern Oil controls 151,327 net acres targeting the Bakken and Three Forks prospects as of March 28, 2011.  This acreage position will allow Northern Oil to participate in approximately 709 net wells assuming six wells per 1280-acre spacing unit.

INCREASED 2011 DRILLING GUIDANCE

Due to accelerating drilling activity and key acreage acquisitions, Northern Oil has spud approximately 9.8 net wells in the first quarter of 2011 year-to-date and now expects to spud approximately 40 net wells during 2011, which represents an increase from previous guidance of 36 net wells.

As of March 28, 2011, Northern Oil has participated with a working interest in 343 successful Bakken or Three Forks discoveries.  Northern Oil is currently participating in 141 gross (14.17 net) additional Bakken or Three Forks wells drilling, awaiting completion or completing.  Northern Oil maintains a 100% success rate in the Bakken and Three Forks play.

According to the North Dakota Industrial Commission, approximately 173 rigs are currently drilling in the North Dakota Bakken and Three Forks play, representing a new record.  The significant rig increase over the past year is driving the continued acceleration of the development of Northern Oil’s core acreage position.

Slawson Exploration, Northern Oil’s operating partner in the Windsor prospect in southern Mountrail County, North Dakota, has commenced the second well in each spacing unit of that prospect.  Downspacing in the Windsor prospect to six wells per spacing unit has been approved by the North Dakota Industrial Commission.  Slawson Exploration has recently contracted 1.5 dedicated frac crews, which we expect will materially shorten the spud-to-sales timeline in this highly productive prospect.  Northern Oil is Slawson’s largest working interest partner in the prospect.

INCREASED 2011 PRODUCTION GUIDANCE

Based on recent drilling activity and continued accelerated development of Northern Oil’s acreage, Northern Oil currently expects daily production to average 6,500 to 7,100 barrels of oil equivalent (“BOE”) during calendar year 2011.

2011 CAPITAL EXPENDITURES

Northern Oil now expects to spend approximately $252 million in drilling capital expenditures during 2011, which represents an increase from previous guidance of $227 million.  Northern Oil currently expects to participate in wells during 2011 at an average completed cost of $6.3 million per well.  Based on acreage acquired in the first quarter of 2011 through March 28, Northern Oil expects to continue deploying additional capital toward strategic acreage acquisitions throughout the remainder of 2011.  Northern Oil currently expects to fund all 2011 drilling commitments and anticipated acreage acquisitions using cash-on-hand of approximately $125 million, 2011 cash flow and its currently undrawn $100 million credit facility.

2011 DEPLETION, DEPRECIATION AMORTIZATION AND ACCRETION

For the fiscal year ending December 31, 2010, Northern Oil’s depletion, depreciation, amortization and accretion expense (“DD&A”) on a per BOE basis was $19.22.  For comparison purposes, based on information provided in their respective annual reports on Form 10-K for the fiscal year ending December 31, 2010, Kodiak Oil and Gas reported a DD&A expense of approximately $18 per BOE, Oasis Petroleum reported a DD&A expense of $19.91 per BOE and Brigham Exploration’s DD&A expense calculates to approximately $20.47 per BOE.  As such, Northern Oil’s 2010 DD&A expense was in the mid-range of its peer group in the Bakken and Three Forks play.  Northern Oil anticipates its DD&A expense for the fiscal year 2011 to remain in-line with this peer group.

MANAGEMENT COMMENT

Michael Reger, Chairman and Chief Executive Officer, commented, “We are very encouraged by the continuing pace of acreage acquisitions and the development of our substantial Bakken and Three Forks position thus far in 2011.  We continue to leverage our franchise value in the North Dakota Bakken play to expand our footprint and convert acreage to production.  We have converted approximately 25% of our acreage to production or under the bit and expect to end the year at approximately 50%, on pace to hold virtually all of our current position by production through 2013.” Reger continued, “We adamantly reaffirm our confidence in our depletion calculation and reiterate that we are in the mid-range of our peer group in the Williston Basin Bakken and Three Forks play.”

RECENT COMPLETION HIGHLIGHTS

The following table illustrates first quarter 2011 completions in which Northern Oil has participated with a working interest.

WELL NAME	OPERATOR	COUNTY/STATE	WI	IP/BOEPD*
JEANIE 25-36 #2H	URSA	MCKENZIE, ND	54.58%	1,185
HOVDEN FEDERAL #1-20H	SINCLAIR	DUNN, ND	45.72%	1,325
BORSETH #15-22 1H	URSA	MCKENZIE, ND	39.55%	2,015
BANDIT #2-29H	SLAWSON	MOUNTRAIL, ND	26.25%	959
NIELSEN #1-12H	CONTINENTAL	DIVIDE, ND	24.25%	857
VONA #1-13H	CONTINENTAL	DIVIDE, ND	20.31%	921
ERNEST SCHARCHENKO #34-33H	MARATHON	DUNN, ND	17.57%	400
MUSKRAT FEDERAL #1-28-33H	SLAWSON	MOUNTRAIL, ND	12.83%	1,453
ZI PAYETTE #10-15H	ZENERGY	MCKENZIE, ND	12.50%	1,323
HOLTE #1-32H	CONTINENTAL	WILLIAMS, ND	12.50%	933
GEORGE TANK #151-96-10C-3-3H	PETRO HUNT	MCKENZIE, ND	12.35%	902
ALMER 31X-6	XTO	WILLIAMS, ND	11.14%	388
BROWN 30-19 #1H	BRIGHAM	MOUNTRAIL, ND	9.25%	2,240

WELL NAME	OPERATOR	COUNTY/STATE	WI	IP/BOEPD*
CROWFOOT #35-3031H	EOG	MOUNTRAIL, ND	8.38%	330
COWDEN #5404 13-35H	OASIS	WILLIAMS, ND	7.65%	1,594
EN-HEINLE ####-##-####H-3	HESS	MOUNTRAIL, ND	7.29%	950
VIXEN FEDERAL #1-19-30H	SLAWSON	MOUNTRAIL, ND	6.70%	2,218
HELEN 11X-05	XTO	WILLIAMS, ND	6.64%	917
BENNY #1-13H	CONTINENTAL	RICHLAND, MT	6.25%	232
NORWAY #1-5H	CONTINENTAL	MCKENZIE, ND	5.14%	1,429
ROUND PRAIRIE #10-1819H	EOG	WILLIAMS, ND	4.82%	1,900
MILLER #44-11H	WHITING	WILLIAMS, ND	4.12%	1,144
BUD #1-19H	CONTINENTAL	WILLIAMS, ND	3.70%	1,983
KOSTELECKY 31-6H	FIDELITY	STARK, ND	3.60%	1,343
PROWLER #2-16	SLAWSON	MOUNTRAIL, ND	3.44%	1,145
HODENFIELD #15-23H	AMERICAN	WILLIAMS, ND	2.38%	1,400
EN-TRINITY ####-##-####H-1	HESS	MOUNTRAIL, ND	2.28%	750
MCD #11-29H	FIDELITY	MOUNTRAIL, ND	2.08%	430
PAYARA # 2-21H	SLAWSON	MOUNTRAIL, ND	2.03%	1,148
MUIR #1-7H	CONTINENTAL	DIVIDE, ND	1.75%	671
MICHAEL STATE 31X-16	XTO	WILLIAMS, ND	1.19%	271
OUKROP #34-34H	FIDELITY	STARK, ND	1.17%	262
CLEARWATER #23-3025H	EOG	MOUNTRAIL, ND	1.08%	250
LYNN #19-20-29H	FIDELITY	MOUNTRAIL, ND	0.81%	1,251
SATTERTHWAITE #43-1H	WHITING	MOUNTRAIL, ND	0.70%	1,478
EN-WILL TRUST B ####-##-####H-3	HESS	MOUNTRAIL, ND	0.54%	320
FORT BERTHHOLD #152-94-13B-24-1H	PETRO HUNT	MCKENZIE, ND	0.52%	1,135
_____________

*
The “IP BOEPD” means the initial production (“IP”) rate expressed in barrels of oil equivalent per day.  The IP rate is the 24-hour “Peak Production Rate.” Peak Production Rates may be established following the initial day of production, depending on operator design or well flowback profiles.  The IP rate may be estimated based on other third party estimates or limited data available at this time.  The IP BOEPD may be computed using crude oil production only, without taking into consideration any associated natural gas production.

CURRENT DRILLING ACTIVITY

The following table illustrates wells that have spud and are currently drilling, awaiting completion or completing in which Northern Oil is participating with a working interest.

WELL NAME	OPERATOR	COUNTY/STATE	WI	STATUS
VAGABOND #1-27H	SLAWSON	MOUNTRAIL, ND	49.04%	Completing
BIGHORN #1-6H	SINCLAIR	DUNN, ND	48.79%	Awaiting Completion
WATER MOCCASIN #1-34H	SLAWSON	MOUNTRAIL, ND	44.14%	Completing
MUSTANG #1-22H	SLAWSON	MOUNTRAIL, ND	39.56%	Completing
TVEIT 25-36 #1H	URSA	RICHLAND, MT	39.54%	Awaiting Completion
GUNNISON #44-25H	PRIMA	BURKE, ND	39.35%	Completing
NOVA #4-9-163-98H	SAMSON	DIVIDE, ND	37.50%	Awaiting Completion
KANDIYOHI #1-19H	EOG	BURKE, ND	37.47%	Drilling
TURBO #1-21-16H	SLAWSON	DUNN, ND	35.18%	Completing

WELL NAME	OPERATOR	COUNTY/STATE	WI	STATUS
OLSON RANCH #1-21-16H	G3	ROOSEVELT, MT	33.00%	Drilling
YUKON #12-1-163-98H	SAMSON	DIVIDE, ND	32.81%	Drilling
MOORE #5304 13-1H	OASIS	WILLIAMS, ND	32.70%	Awaiting Completion
HOLLAND #9-19H	NORTH PLAINS	WILLIAMS, ND	32.68%	Awaiting Completion
DENALI #13-24-163-98H	SAMSON	DIVIDE, ND	32.45%	Drilling
AV-SCHWARTZ ####-##-####H-1	HESS	BURKE, ND	30.61%	Awaiting Completion
ALAMO #2-19-18H	SLAWSON	MOUNTRAIL, ND	29.98%	Drilling
CROSBY CREEK #1-5H	SINCLAIR	DUNN, ND	29.63%	Completing
PORCUPINE #1-19H	SINCLAIR	DUNN, ND	29.02%	Awaiting Completion
DIAMONDBACK #2-21H	SLAWSON	MOUNTRAIL, ND	25.23%	Drilling
CYCLONE #1-21-16H	SLAWSON	MCKENZIE, ND	25.00%	Awaiting Completion
SHELL #1-3-34H	HUNT OIL	MOUNTRAIL, ND	23.44%	Drilling
RASCAL #1-18H	SLAWSON	RICHLAND, MT	20.00%	Awaiting Completion
PARADISE #5892 11-30H	OASIS	MOUNTRAIL, ND	18.78%	Awaiting Completion
GOODSON #1-28H	CONTINENTAL	DIVIDE, ND	18.75%	Drilling
OBENOUR #150-99-21-16-1H	NEWFIELD	MCKENZIE, ND	18.75%	Drilling
HARLAN REBSOM #1-2-11H	ANSCHUTZ	DUNN, ND	17.81%	Drilling
SCOUNDREL #1-8H	SLAWSON	RICHLAND, MT	16.81%	Completing
LYNN #5502 11-10H	OASIS	WILLIAMS, ND	15.68%	Drilling
PALERMO #1-2-31H	HUNT OIL	MOUNTRAIL, ND	15.03%	Awaiting Completion
BONANZA #1-21-16H	SLAWSON	MCKENZIE, ND	14.84%	Awaiting Completion
CLEO 31X-5	XTO	WILLIAMS, ND	14.33%	Drilling
BRATLIEN #2-35H	CONTINENTAL	DIVIDE, ND	13.95%	Completing
COTTONWOOD #9-28H	EOG	MOUNTRAIL, ND	12.99%	Completing
MUSKRAT FEDERAL #2-28-33H	SLAWSON	MOUNTRAIL, ND	12.83%	Awaiting Completion
LOSTWOOD #18-1224H	EOG	MOUNTRAIL, ND	12.52%	Drilling
ALLEN 21X-17	XTO	WILLIAMS, ND	11.90%	Drilling
FERTILE #28-26H	EOG	MOUNTRAIL, ND	11.88%	Awaiting Completion
HUNTER #1-8-17	SLAWSON	MOUNTRAIL, ND	11.74%	Completing
HUNTER #2-8-17	SLAWSON	MOUNTRAIL, ND	11.74%	Drilling
LOSTWOOD #20-1123H	EOG	MOUNTRAIL, ND	11.51%	Awaiting Completion
LOSTWOOD #21-1402H	EOG	MOUNTRAIL, ND	11.51%	Awaiting Completion
LOSTWOOD #22-1423H	EOG	MOUNTRAIL, ND	11.51%	Awaiting Completion
LOSTWOOD #6-1102H	EOG	MOUNTRAIL, ND	11.51%	Drilling
SUBMARINER FEDERAL #1-23-24H	SLAWSON	MOUNTRAIL, ND	10.89%	Completing
GERHARDSEN #1-10H	CONTINENTAL	DIVIDE, ND	10.17%	Completing
BATTALION #1-3H	SLAWSON	ROOSEVELT, MT	10.15%	Awaiting Completion
KOSTELNAK #28-1H	TRACKER	DUNN, ND	10.00%	Drilling
EN-WEFALD ####-##-####H-1	HESS	MOUNTRAIL, ND	9.38%	Awaiting Completion
EN-WEFALD ####-##-####H-2	HESS	MOUNTRAIL, ND	9.38%	Drilling
EN-WEFALD ####-##-####H-3	HESS	MOUNTRAIL, ND	9.38%	Drilling
FRANCHUK #44-20SWH	ENCORE	DUNN, ND	9.38%	Awaiting Completion
UXBRIDGE #2-9H	CONTINENTAL	DIVIDE, ND	9.04%	Drilling
ORCA FEDERAL #1-23-26H	SLAWSON	MOUNTRAIL, ND	8.44%	Drilling
TATTU #19-1H	TRACKER	MCKENZIE, ND	8.21%	Drilling

WELL NAME	OPERATOR	COUNTY/STATE	WI	STATUS
FORT BERHOLD #152-94-14C-11-1H	PETRO HUNT	MCKENZIE, ND	8.10%	Awaiting Completion
HARDSCRABBLE #13-3526H	EOG	WILLIAMS, ND	7.81%	Drilling
RELLA #18-19H	ZENERGY	WILLIAMS, ND	7.26%	Awaiting Completion
ROSENVOLD #1-30H	CONTINENTAL	DIVIDE, ND	6.44%	Drilling
HALLIDAY #1-36-25H	HUNT OIL	DUNN, ND	6.38%	Awaiting Completion
KANDIYOHI #5-3031H	EOG	BURKE, ND	6.36%	Drilling
BUCKLEY #1-9H	CONTINENTAL	RICHLAND, MT	6.25%	Awaiting Completion
EN-URAN A ####-##-####H-1	HESS	MOUNTRAIL, ND	6.25%	Drilling
LOON FEDERAL #1-24-25H	SLAWSON	MOUNTRAIL, ND	6.22%	Completing
JACOB MADISON #11-27H	MARATHON	MOUNTRAIL, ND	5.78%	Awaiting Completion
KOESER #41-15 SWH	ENCORE	MCKENZIE, ND	5.59%	Drilling
ELK USA #11-17H	MARATHON	MOUNTRAIL, ND	5.57%	Drilling
WAHLSTROM #18-1H	TRACKER	MCKENZIE, ND	5.31%	Drilling
HALLIDAY #1-13-24H	HUNT OIL	DUNN, ND	5.11%	Drilling
RUTLEDGE #1-32H	CONTINENTAL	DUNN, ND	4.97%	Drilling
BUFFALO #34-12H	MARATHON	DUNN, ND	4.91%	Drilling
SCHA 33-34 #1-H	BRIGHAM	MOUNTRAIL, ND	4.88%	Drilling
STENEHJEM #27-34-1H	ABRAXAS	WILLIAMS, ND	4.87%	Awaiting Completion
SHELL #1-35-26H	HUNT OIL	MOUNTRAIL, ND	4.66%	Awaiting Completion
POMERAL STATE #7-36H	CORNERSTONE	BURKE, ND	4.50%	Awaiting Completion
FIELD TRUST 7-6 #1-H	BRIGHAM	WILLIAMS, ND	4.28%	Drilling
MAMBA #2-20H	SLAWSON	MOUNTRAIL, ND	4.22%	Completing
NIGHTCRAWLER #2-17H	SLAWSON	MOUNTRAIL, ND	4.20%	Completing
OXY OLSON #160-90-10-P-1H	OXY	BURKE, ND	4.17%	Drilling
RS-FLICKERTAIL ####-##-####H-1	HESS	MOUNTRAIL, ND	4.00%	Awaiting Completion
AMBUSH #1-31-30H	SLAWSON	WILLIAMS, ND	3.96%	Awaiting Completion
MONTAGUE #5501 #13-3H	OASIS	WILLIAMS, ND	3.95%	Awaiting Completion
KOALA #9-5-6-12H3	KODIAK	MCKENZIE, ND	3.93%	Awaiting Completion
KOALA #9-5-6-5H	KODIAK	MCKENZIE, ND	3.93%	Awaiting Completion
VACHAL 3-34 #1H	BRIGHAM	MOUNTRAIL, ND	3.86%	Drilling
ROSS #27-2728H	EOG	MOUNTRAIL, ND	3.75%	Awaiting Completion
SOVIG #150-100-22C-15-1H	PETRO HUNT	MCKENZIE, ND	3.59%	Awaiting Completion
RS-SHUHART ####-##-####H-3	HESS	MOUNTRAIL, ND	3.52%	Drilling
GENESIS #2-13H	SLAWSON	MOUNTRAIL, ND	3.44%	Completing
L. TUFTO 7-6#1-H	BRIGHAM	WILLIAMS, ND	3.24%	Completing
MEIERS #5692 11-19H	OASIS	MOUNTRAIL, ND	3.17%	Drilling
WOCK #14-11H	FIDELITY	STARK, ND	3.13%	Awaiting Completion
WOODROW 24X-32	XTO	WILLIAMS, ND	3.12%	Drilling
MEADOWLARK #2-6H	CONTINENTAL	DUNN, ND	3.12%	Completing
MEADOWLARK #3-6H	CONTINENTAL	DUNN, ND	3.12%	Awaiting Completion
SKACHENKO #2-31H	CONTINENTAL	DUNN, ND	3.12%	Completing
SKACHENKO #3-31H	CONTINENTAL	DUNN, ND	3.12%	Awaiting Completion
NELSON #2-26H	SINCLAIR	MOUNTRAIL, ND	3.11%	Drilling
WARDNER #24-35H	MARATHON	DUNN, ND	3.09%	Drilling
DRUMMOND #5501 44-21H	OASIS	WILLIAMS, ND	3.06%	Awaiting Completion

WELL NAME	OPERATOR	COUNTY/STATE	WI	STATUS
GLENDON #1-17H	CONTINENTAL	WILLIAMS, ND	3.05%	Drilling
AFSETH 34-3 #1-H	BRIGHAM	MOUNTRAIL, ND	2.88%	Completing
JUGHEAD FEDERAL #2-26H	SLAWSON	MOUNTRAIL, ND	2.81%	Drilling
STORVIK 7-6 #1H	URSA	RICHLAND, MT	2.35%	Drilling
DORIS 21X-5	XTO	WILLIAMS, ND	2.28%	Drilling
EN-TRINITY ####-##-####H-2	HESS	MOUNTRAIL, ND	2.28%	Drilling
BARMAN #15-7H	AMERICAN	WILLIAMS, ND	2.25%	Drilling
STAFFORD #13-34H	BURLINGTON	MCKENZIE, ND	2.19%	Completing
DAKOTA-3 ELK #16-21H	ZENERGY	MOUNTRAIL, ND	2.15%	Drilling
ZOC DAKOTA-3 ELK #16-21H	ZENERGY	MOUNTRAIL, ND	2.15%	Drilling
CLEAR WATER #1-24-25H	HUNT OIL	MOUNTRAIL, ND	2.08%	Drilling
HOVDE 33-4 #1H	BRIGHAM	MCKENZIE, ND	2.08%	Drilling
CHARLOTTE #1-22H	CONTINENTAL	MCKENZIE, ND	1.68%	Drilling
MONT #3-3403H	EOG	WILLIAMS, ND	1.67%	Drilling
JOHNSRUD #1-1H	SM ENERGY	MCKENZIE, ND	1.67%	Drilling
DRONE #1-34-27H	SLAWSON	DUNN, ND	1.59%	Drilling
LIBERTY LR #17-11H	EOG	MOUNTRAIL, ND	1.59%	Awaiting Completion
HOLMES #5601 44-32H	OASIS	WILLIAMS, ND	1.57%	Awaiting Completion
HARTMAN #14-32H	MARATHON	DUNN, ND	1.57%	Awaiting Completion
OBRIGEWITCH #21-17TFH	WHITING	STARK, ND	1.56%	Awaiting Completion
JORGENSON #158-94-11D-2-1H	PETRO HUNT	MOUNTRAIL, ND	1.49%	Completing
NORMARK 24X-31	XTO	WILLIAMS, ND	1.38%	Completing
KLOSE #24-1H	TRACKER	MCKENZIE, ND	1.35%	Drilling
ETHAN HALL #6B-31-30-1H	ENERPLUS	DUNN, ND	1.35%	Awaiting Completion
FERTILE #45-29H	EOG	MOUNTRAIL, ND	1.25%	Drilling
HELLAND #15-19H	AMERICAN	WILLIAMS, ND	1.25%	Drilling
JAMES HILL #9-0112H	EOG	MOUNTRAIL, ND	1.25%	Drilling
RANSOM #44-31H	CONOCO	MCKENZIE, ND	1.19%	Awaiting Completion
AMY ELIZABETH #11-2H	ARSENAL	MOUNTRAIL, ND	1.13%	Drilling
CLEARWATER #24-3025H	EOG	MOUNTRAIL, ND	1.02%	Awaiting Completion
DAKOTA-3 MASON #2-11H	ZENERGY	MOUNTRAIL, ND	0.98%	Completing
HAUSTVEIT 42X-10	XTO	WILLIAMS, ND	0.94%	Completing
RMJK #31-26H	MARATHON	MOUNTRAIL, ND	0.94%	Drilling
ALINA TORMASCHY #1-32-29H	ANSCHUTZ	DUNN, ND	0.82%	Completing
LUCY FLECKENSTEIN #34-20H	MARATHON	DUNN, ND	0.78%	Drilling
SOLBERG #15-8H	AMERICAN	WILLIAMS, ND	0.78%	Drilling
TEMPE #1-29H	CONTINENTAL	DIVIDE, ND	0.78%	Awaiting Completion
KALIL FARM 14-23 #1H	BRIGHAM	WILLIAMS, ND	0.68%	Awaiting Completion
EN-FRANDSON ####-##-####H-2	HESS	MOUNTRAIL, ND	0.61%	Awaiting Completion
DEVON #5601 12-17H	OASIS	WILLIAMS, ND	0.56%	Awaiting Completion
EN-WILL TRUST B ####-##-####H-1	HESS	MOUNTRAIL, ND	0.54%	Awaiting Completion
EN-WILL TRUST B ####-##-####H-3	HESS	MOUNTRAIL, ND	0.54%	Awaiting Completion

ABOUT NORTHERN OIL AND GAS

Northern Oil and Gas, Inc. is an exploration and production company based in Wayzata, Minnesota.  Northern Oil's core area of focus is the Williston Basin Bakken and Three Forks play in North Dakota and Montana.

More information about Northern Oil and Gas, Inc. can be found at www.NorthernOil.com.

SAFE HARBOR

This press release contains forward-looking statements regarding future events and our future results that are subject to the safe harbors created under the Securities Act of 1933 (the “Securities Act”) and the Securities Exchange Act of 1934 (the “Exchange Act”).  All statements other than statements of historical facts included in this report regarding our financial position, business strategy, plans and objectives of management for future operations, industry conditions, and indebtedness covenant compliance are forward-looking statements.  When used in this report, forward-looking statements are generally accompanied by terms or phrases such as “estimate,” “project,” “predict,” “believe,” “expect,” “anticipate,” “target,” “plan,” “intend,” “seek,” “goal,” “will,” “should,” “may” or other words and similar expressions that convey the uncertainty of future events or outcomes.  Items contemplating or making assumptions about, actual or potential future sales, market size, collaborations, and trends or operating results also constitute such forward-looking statements.

Forward-looking statements involve inherent risks and uncertainties, and important factors (many of which are beyond our Company’s control) that could cause actual results to differ materially from those set forth in the forward-looking statements, including the following, general economic or industry conditions, nationally and/or in the communities in which our Company conducts business, changes in the interest rate environment, legislation or regulatory requirements, conditions of the securities markets, our ability to raise capital, changes in accounting principles, policies or guidelines, financial or political instability, acts of war or terrorism, other economic, competitive, governmental, regulatory and technical factors affecting our Company’s operations, products, services and prices.

We have based these forward-looking statements on our current expectations and assumptions about future events.  While our management considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control.

CONTACT:

Investor Relations
Erik Nerhus
952-476-9800